THE GABELLI UTILITIES FUND

(the “Fund”)

Supplement dated April 20, 2022 to the Fund’s Summary Prospectus, dated April 30, 2021

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated April 30, 2021, of The Gabelli Utilities Fund (the “Fund”). Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

Reduction in Class I Minimum Investment Amount

Effective April 1, 2022, Class I Shares of the Fund are available to investors with a minimum initial investment amount of $50,000 and purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares.

As a result of the reduction in the minimum initial investment amount for Class I shares of the Fund, the following replaces the first paragraph under the “Management—Purchase and Sale of Fund Shares” section of the Summary Prospectus in its entirety:

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $50,000 when purchasing the shares directly through G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. The minimum initial investment for Class I shares is waived for employee benefit plans with assets of at least $50 million. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

Please refer to the Fund's statutory prospectus for additional information about share class conversions and exchanges among funds managed by the Adviser or its affiliates.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE